UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2019

VERTICAL COMPUTER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28685	65-0393635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 200, Richardson, Texas 75082

 (Address of principal executive offices (zip code))

(972) 437-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VCSY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Vertical Computer Systems, Inc. (the “Company”) hereby is providing notice that the Company is changing the proposed date of its annual meeting of stockholders. In lieu of holding the annual meeting of stockholders on June 18, 2019, the Company will conduct its 2019 annual meeting of stockholders on Tuesday, October 15, 2019 at 11 a.m. CDT in Richardson, Texas. The proxy statement containing the meeting details and admission procedures is expected to be available no later than the third week in September 2019 to shareholders of record as of September 16, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc.
(Registrant)

Date: June 3, 2019	By: /s/ Richard Wade
Richard Wade
President/CEO